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                             CONTRIBUTION AGREEMENT

This Contribution Agreement, is made and entered into as of May 2, 2001 (this "Agreement"), between Atrium Corporation, a Delaware corporation (the "Company") and Atrium Companies, Inc., a Delaware corporation ("Atrium").


                              W I T N E S S E T H:



                   WHEREAS, GE Private Placement Partners II, a Limited Partnership, a Delaware limited partnership, and The Ellison Company, Inc., a North Carolina corporation each subscribed for and purchased shares of common stock of the Company in exchange for a payment of $1,500,000, for an aggregate amount of $3,000,000 (the "Cash Amount");

                   WHEREAS, Atrium is a wholly owned subsidiary of the Company and the Company wishes to contribute the Cash Amount to the Atrium (the "Contribution")

                   NOW, THEREFORE, in consideration of the mutual agreements and benefits to accrue to the Company and Atrium and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows

          1. CONTRIBUTION. Effective as of the date hereof, the Company hereby contributes, transfers and assigns to Atrium all of its right title and interest to the Cash Amount.

          2. FURTHER ASSURANCES. The parties hereto, will, upon reasonable request of any other party hereto, execute and deliver any additional certificates, instruments and documents necessary or desirable to complete the transactions described herein.

          3. MISCELLANEOUS.

                   (i) GOVERNING LAW. This Agreement shall be governed by, and enforceable in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

                   (ii) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto as of the date first above written.

                                   ATRIUM CORPORATION


                                   By_________________________________
                                      Name:
                                      Title:


                                   ATRIUM COMPANIES, INC.


                                   By_________________________________
                                      Name:
                                      Title: